SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
March 10, 2006

CSI BUSINESS FINANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	02-27569	65-0847995
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On March 10, 2006, CSI Business Finance, Inc., a Florida corporation (the “Company”), on behalf of itself and as agent for Cornell Capital Partners, LP (“Cornell”), a New Jersey limited partnership, entered into that certain Agreement With Respect To Obligations (the “Agreement”) with Bio-One Corporation (“Bio-One”), a Nevada corporation.

Prior to entering into the Agreement, Bio-One defaulted under (a) that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March 29, 2004, with Cornell, (b) that certain promissory note, dated October 21, 2004, in the original principal amount of $200,000 issued to Cornell (“Note One”), (c) that certain promissory note, dated November 18, 2004, in the original principal amount of $300,000 issued to Cornell (“Note Two”), (d) that certain secured debenture, dated March 26, 2004, in the original principal amount of $15,000,000 issued to Cornell pursuant to the Purchase Agreement (the “Debenture”) and (e) that certain amended and restated unsecured promissory note, dated as of September 9, 2005, in the principal amount of $600,000 issued to the Company (the “CSI Note”, and together with the Purchase Agreement, Note One, Note Two and the Debenture, the “Debt Instruments”). Note One, Note Two and $8,500,000 of the amounts outstanding under the Debenture (the “CSI Portion”), along with the rights of Cornell under the Purchase Agreement relating to the CSI Portion have been transferred and assigned by Cornell to the Company.

Pursuant to the Agreement, a copy of which is attached hereto as Exhibit 10.1, Bio-One duly transferred and assigned to the Company (a) all of the Class A common shares of Bio-One’s subsidiary, Interactive Nutrition International, Inc., an Ontario, Canada corporation (the “INII Stock”) and (b) the proceeds from the liquidation of Bio-One’s fifty-one percent (51%) interest in Weifang Shengtai Pharmaceuticals Co., Ltd., a company organized under the laws of the People’s Republic of China (the “WSP Interest”), in exchange for the forgiveness by the Company and Cornell of all of Bio-One’s obligations under the Debt Instruments. The obligations of Bio-One to Cornell had been secured by (i) the INII Stock pursuant to that certain Pledge Agreement, dated April 2005, by and between Bio-One and Cornell and (ii) the WSP Interest pursuant to that certain Security Agreement, dated April 1, 2004, by and between Bio-One and Cornell.

Item 9.01. Financial Statements And Exhibits

(a)     Not Applicable
(b)     Not Applicable
(c.)     Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Agreement With Respect To Obligations, dated March 10, 2006, by and between Bio-One Corporation and CSI Business Finance, Inc., on behalf of itself and as agent for Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2006	CSI BUSINESS FINANCE, INC.

	By:	/s/ Timothy J. Connolly
Name: Timothy J. Connolly Title: Chief Executive Officer